Determination of fair values	12 Months Ended
Dec. 31, 2017
Determination of fair values
Determination of fair values

Note 4 - Determination of fair values

A number of the Group’s accounting policies and disclosures require the determination of fair value, for both financial and non-financial assets and liabilities. When applicable, further information about the assumptions made in determining fair values is disclosed in the notes specific to that asset or liability.

When determining the fair value of an asset or liability, the Group uses market observable data as far as possible. Fair values are categorized into different levels of fair value hierarchy based on the inputs used in the valuation techniques as follows:

•	Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities.
•	Level 2: inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly
•	Level 3: inputs that are not based on observable market data (unobservable inputs).
A.	Trade and other receivables

The fair value of trade and other receivables is estimated at the present value of future cash flows, discounted at the market rate of interest at the measurement date. Short-term receivables with no stated interest rate are measured at the original invoice amount if the effect of discounting is immaterial. Fair value is determined at initial recognition at each annual reporting date.

B.	Derivative financial instruments

The fair value of foreign exchange options is based on bank/broker quotes. If a quoted price is not available, then fair value is calculated based on the Black-Scholes model.

For further information regarding the fair value hierarchy, see Note 23.

C.	Financial investments

The fair value of financial investments is based on model utilizing market observable inputs or alternative pricing sources.

For further information regarding fair value hierarchy, see Note 23.

D.	Non-derivative financial liabilities

Non-derivative financial liabilities are measured at fair value, at initial recognition, and for disclosure purposes, at each annual reporting date. Fair value of bank loans is calculated based on the present value of future principal and interest cash flows, discounted at the market rate of interest at the measurement date. Trade and other payables with no stated interest rate are measured at the original invoice amount if the effect of discounting is immaterial.

E.	Share-based payment transaction

The fair value of employee options is measured using the Black-Scholes formula. Measurement inputs include share price on the measurement date, the exercise price of the instrument, expected volatility, expected life of the instruments, expected dividends, and the risk-free interest rate. Service and non-market performance conditions attached to the transactions are not taken into account in determining fair value.

The Company estimates the fair value of awards with market conditions using a Monte Carlo simulation in order to take into account the probability of satisfying the market condition. This approach involves generating random stock price paths through a lattice type structure. Each path results in a certain financial outcome, such as accelerated vesting or specific option payout. The Company makes this estimate using the conditions that exist at the grant date. The derived service period, which may be the requisite service period, is also determined at this time. Compensation cost for the Company’s awards with a market condition is recognized ratably using the accelerated attribution method if the award is subject to graded vesting over the requisite service period. The compensation cost for the Company’s awards with a market condition is not reversed if the market condition is not satisfied. The Company has estimated the expected term of the awards granted to the Company’s chief executive officer which were approved in December 2015 based on the contractual terms of such awards.